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                                                                   EXHIBIT 10.73

                                                               EXECUTION VERSION

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

     This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of July 5, 2006, is entered into by and among THE GYMBOREE CORPORATION, a Delaware corporation (the "Company"), each other Borrower named in the signature pages hereof (together with the Company, each a "Borrower" and, collectively, the "Borrowers"), and BANK OF AMERICA, N.A. (the "Lender").

                                    RECITALS

     A. The Borrowers and the Lender are parties to a Credit Agreement, dated as of August 11, 2003 (as amended, restated, extended, supplemented or otherwise modified from time to time, including as amended pursuant to that certain Waiver and First Amendment to Credit Agreement dated as of December 6, 2004 among the Borrowers and the Lender, that certain Second Amendment to Credit Agreement dated as of July 27, 2005, and that certain Third Amendment to Credit Agreement dated as of March 30, 2006, the "Credit Agreement"), pursuant to which the Lender has extended certain credit facilities to the Borrowers.

     B. The Borrowers have requested that the Lender agree to amend the Credit Agreement, and the Lender has agreed to such request, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement (as amended hereby). As used herein, "Amendment Documents" means this Amendment, the Credit Agreement (as amended by this Amendment), and each certificate and other document executed and delivered by the Borrowers pursuant to Section 5 hereof.

     2. Interpretation. The rules of interpretation set forth in Sections 1.02, 1.03, 1.04, 1.05, and 1.06 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

     3. Amendments to Credit Agreement. Subject to the terms and conditions hereof, and with effect from and after the Effective Date, the Credit Agreement shall be amended as follows:

          (a) Section 1.01 of the Credit Agreement shall be amended by adding the following definition to such Section in the appropriate alphabetical order:

               "Fourth Amendment Date" means July 5, 2006."

          (b) Section 7.06(e) of the Credit Agreement shall be amended by amending and restating such subsection to read in its entirety as follows

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               "(e) the Company may purchase, redeem or otherwise acquire shares of its capital stock for cash, in an aggregate amount not to exceed, for all such purchases, redemptions and other acquisitions together occurring from and after the Second Amendment Date, the amount of $110,000,000; provided, that after giving effect to such proposed action, no Default would exist."

          (c) Section 7.11(a) of the Credit Agreement shall be amended by amending and restating such subsection to read in its entirety as follows:

               "(a) Consolidated Tangible Net Worth. Permit Consolidated Tangible Net Worth at any time prior to the Fourth Amendment Date to be less than the sum of (a) an amount equal to 85% of Consolidated Tangible Net Worth as of the Benchmark Date, (b) an amount equal to 75% of the Consolidated Net Income earned in each fiscal quarter ending after such date (with no deduction for a net loss in any such fiscal quarter) and (c) an amount equal to 100% of the aggregate increases in Shareholders' Equity of the Company and its Subsidiaries after such date by reason of the issuance and sale of capital stock or other equity interests of the Company or any Subsidiary (other than issuances to the Company or a wholly-owned Subsidiary), including upon any conversion of debt securities of the Company into such capital stock or other equity interests."

          (d) Schedule 2 to the form of Compliance Certificate set forth as Exhibit C to the Credit Agreement shall be amended and restated in the form attached hereto as Annex A for Compliance Certificates delivered after the Fourth Amendment Date.

     4. Representations and Warranties. Each Borrower hereby represents and warrants to the Lender as follows:

          (a) No Default has occurred and is continuing (or would result from the amendment to the Credit Agreement contemplated hereby).

          (b) The execution, delivery and performance by the Borrowers of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

          (c) The Amendment Documents constitute the legal, valid and binding obligations of the Borrowers party thereto, enforceable against each such Borrower in accordance with their respective terms, without defense, counterclaim or offset.

          (d) All representations and warranties of the Borrowers contained in
Article V of the Credit Agreement are true and correct on and as of the Effective Date, except to the extent that any such representation and warranty specifically relates to an earlier date, in which case they are true and correct as of such earlier date.

          (e) Each Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Lender or any other Person.


                                        2

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          (f) There has occurred since January 28, 2006 no event or circumstance that has resulted or could reasonably be expected to result in a Material
Adverse Effect.

          (g) The Obligations of each Borrower under the Credit Agreement and each other Loan Document are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

     5. Effective Date. (a) This Amendment will become effective when each of the conditions precedent set forth in this Section 5 has been satisfied (the "Effective Date"):

               (i) The Lender shall have received from each Borrower a duly executed original (or, if elected by the Lender, an executed facsimile copy) counterpart to this Amendment.

               (ii) The Lender shall have received from the Company a certificate signed by the assistant secretary of each Borrower, dated the Effective Date, in form and substance satisfactory to the Lender, and certifying evidence of the authorization of the execution, delivery and performance by each Borrower of the Amendment Documents to which it is party.

               (iii) The Lender shall have received, in form and substance satisfactory to it, such additional approvals, consents, opinions, documents and other information as the Lender shall request.

          (b) From and after the Effective Date, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

     6. Reservation of Rights. Each Borrower acknowledges and agrees that neither the execution nor the delivery by the Lender of this Amendment shall (a) be deemed to create a course of dealing or otherwise obligate the Lender to execute similar amendments under the same or similar circumstances in the future or (b) be deemed to create any implied waiver of any right or remedy of the Lender with respect to any term or provision of any Loan Document (including any term or provision relating to the occurrence of a Material Adverse Effect).

     7. Miscellaneous.

          (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.


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          (c) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 9.19, 9.20
and 9.23 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE, WAIVER OF RIGHT TO TRIAL BY JURY AND JUDICIAL REFERENCE, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

          (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party hereto or thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and the receipt by the Lender of a facsimile transmitted document purportedly bearing the signature of a Borrower shall bind such Borrower with the same force and effect as the delivery of a hard copy original. Any failure by the Lender to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Lender.

          (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 9.01 of the Credit Agreement.

          (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

          (g) Each Borrower covenants to pay to or reimburse the Lender, upon demand, for all costs and expenses (including Attorney Costs and the non-duplicative allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

          (h) This Amendment shall constitute a "Loan Document" under and as defined in the Credit Agreement.

                  [Remainder of Page Intentionally Left Blank]


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                        THE GYMBOREE CORPORATION,
                                        as a Borrower


                                        By: /s/ BLAIR W. LAMBERT
                                            ------------------------------------
                                        Name: Blair W. Lambert
                                        Title: C.O.O. - C.F.O.


                                        GYMBOREE MANUFACTURING, INC.,
                                        as a Borrower


                                        By: /s/ BLAIR W. LAMBERT
                                            ------------------------------------
                                        Name: Blair W. Lambert
                                        Title: C.O.O. - C.F.O.


                                        GYM-MARK, INC.,
                                        as a Borrower


                                        By: /s/ BLAIR W. LAMBERT
                                            ------------------------------------
                                        Name: Blair W. Lambert
                                        Title: C.O.O. - C.F.O.

           Signature Page One to Fourth Amendment to Credit Agreement

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                                        GYMBOREE RETAIL STORES, INC.,
                                        as a Borrower


                                        By: /s/ BLAIR W. LAMBERT
                                            ------------------------------------
                                        Name: Blair W. Lambert
                                        Title: C.O.O. - C.F.O.


                                        THE GYMBOREE STORES, INC.,
                                        as a Borrower


                                        By: /s/ BLAIR W. LAMBERT
                                            ------------------------------------
                                        Name: Blair W. Lambert
                                        Title: C.O.O. - C.F.O.


                                        GYMBOREE LOGISTICS PARTNERSHIP,
                                        as a Borrower

                                        By: GYMBOREE RETAIL STORES, INC.
                                            as General Partner


                                        By: /s/ BLAIR W. LAMBERT
                                            ------------------------------------
                                        Name: Blair W. Lambert
                                        Title: C.O.O. - C.F.O.


                                        GYMBOREE PLAY PROGRAMS, INC.,
                                        as a Borrower


                                        By: /s/ BLAIR W. LAMBERT
                                            ------------------------------------
                                        Name: Blair W. Lambert
                                        Title: C.O.O. - C.F.O.

           Signature Page Two to Fourth Amendment to Credit Agreement

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                                        GYMBOREE OPERATIONS, INC.,
                                        as a Borrower


                                        By: /s/ BLAIR W. LAMBERT
                                            ------------------------------------
                                        Name: Blair W. Lambert
                                        Title: C.O.O. - C.F.O.


                                        GYMBOREE, INC. (CANADA),
                                        as a Borrower


                                        By: /s/ BLAIR W. LAMBERT
                                            ------------------------------------
                                        Name: Blair W. Lambert
                                        Title: C.O.O. - C.F.O.


                                        LENDER

                                        BANK OF AMERICA, N.A., as the Lender


                                        By: /s/ RONALD J. DROBNY
                                            ------------------------------------
                                        Name: Ronald J. Drobny
                                        Title: Senior Vice President

         Signature Page Three to Fourth Amendment to Credit Agreement

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                                     ANNEX A

                     TO FOURTH AMENDMENT TO CREDIT AGREEMENT

   (Please see attached amended and restated Schedule 2 to form of Compliance
                                  Certificate.)

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                       For the Quarter/Year ended ___________ ("Statement Date")

                                   SCHEDULE 2
                          to the Compliance Certificate
                                  ($ in 000's)

I.   SECTION 7.11(B) -- CONSOLIDATED ASSET COVERAGE RATIO

     A.   Current Assets determined as of Statement Date:

          1.   Cash:                                               $____________

          2.   Marketable Securities:                              $____________

          3.   Trade Accounts Receivable:                          $____________

          4.   Inventory:                                          $____________

          5.   Current Assets (I.A.1 + 2 + 3 + 4):                 $____________

     B.   Current Liabilities as of Statement Date                 $____________

     C.   Outstanding Amounts as of Statement Date
          (without duplication to I.B):                            $____________

     D.   Consolidated Asset Coverage Ratio (I.A.5 / (I.B + I.C)): _____ to 1.00

          Minimum Required: 1.00:1.00

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II.  SECTION 7.11(C)/APPLICABLE RATE -- CONSOLIDATED ADJUSTED LEVERAGE RATIO.

     A. Consolidated Adjusted EBITDA for four consecutive fiscal quarters ending on above date ("Subject Period"):

          1.   Consolidated Net Income for Subject Period:         $____________

          2.   Consolidated Interest Charges for Subject Period:   $____________

          3.   Provision for income taxes payable during Subject
               Period:                                             $____________

          4.   Depreciation expense for Subject Period:            $____________

          5.   Amortization expense for Subject Period:            $____________

          6.   Non-cash expenses recognized by the Company during
               the Subject Period in connection with the issuance
               of stock options and other equity interests in the
               Company in consideration of employee services:      $____________

          7.   Losses during the Subject Period resulting solely
               from the UK Dispositions and included in the
               calculation of Consolidated Net Income in Line
               II.A.1:                                             $____________

          8.   Consolidated Adjusted EBITDA for Subject Period
               (II.A.1 + 2 + 3 + 4 + 5 + 6 + 7):                   $____________

     B.   1.   Lease Expenses for Subject Period:                  $ ___________

          2.   Consolidated Adjusted EBITDAR for Subject Period
               (II.A.8 + II.B.1):                                  $ ___________

     C.   Consolidated Funded Indebtedness at Statement Date:      $ ___________

     D.   Lease Expenses for Subject Period:                       $ ___________

     E.   6 x II.D:                                                $ ___________

     F.   Consolidated Leverage Ratio ((II.C+II.E) / II.B.2):      _____ to 1.00

          Maximum permitted:

          (1)  At any time prior to the Second Amendment Date:         3.00:1.00

          (2)  At any time from and after the Second Amendment
               Date:                                                   4.00:1.00

III. SECTION 7.12 -- CAPITAL EXPENDITURES.

     A.   Capital expenditures made during fiscal year to date:    $____________

     B.   Maximum permitted capital expenditures for fiscal year:  $____________

     C. Excess (deficiency) for covenant compliance (Line III.B less III.A):